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                                                                   Exhibit 99(a)



                              CARDINAL HEALTH, INC.

                           PLACEMENT AGENCY AGREEMENT

                                February 2, 2001



Banc of America Securities LLC
600 Montgomery Street
San Francisco, California 94111

Dear Sirs:



         Cardinal Health, Inc., an Ohio corporation (the "COMPANY"), proposes to issue and sell an aggregate of up to 500,000 of its common shares, without par value (each share, a "SECURITY" and together, the "SECURITIES"). This Agreement sets forth the understandings and agreements between the Company and you (hereinafter sometimes referred to as the "PLACEMENT AGENT") pursuant to which you, as agent for the Company, shall offer and arrange for the sale of the Securities as herein set forth.

           From time to time, the Company and the Placement Agent may enter into an Addendum, substantially in the form of Exhibit 1 (each, an "ADDENDUM"), to this Agreement which provides for the terms of the sale of all or a part of the Securities, including the name of the investor (each, an "INVESTOR"), the amount of securities to be issued and sold by the Company to such Investor, the amount such Investor will pay the Company per Security subscribed for, the date mutually agreed upon by the Company and the Placement Agent (such date not later than February 14, 2001) for the closing (each, a "CLOSING") of the sale of the Securities (each, a "CLOSING DATE"), and such other terms as may be agreed upon by the Company and the Placement Agent. References herein to this Agreement shall be deemed to refer to this Agreement as supplemented by any Addendum.

         The common shares, without par value, of the Company to be outstanding after giving effect to the proposed sales (each, a "PLACEMENT") are hereinafter referred to as the "COMMON SHARES". The Company shall deliver to you for delivery to each Investor prior to the receipt of the consideration a Final Prospectus (as defined below).

         1. Representations and Warranties. The Company represents and warrants to, and agrees with, the Placement Agent that:

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                   (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933 (the "ACT") and has filed with the Securities and Exchange Commission (the "COMMISSION") a registration statement on such Form (Registration File No. 333-46482), which has become effective, for the registration under the Act of the Securities. Such registration statement meets the requirements set forth in Rule 415(a)(1)(x) under the Act and complies in all other material respects with said Rule. The Company proposes to file with the Commission pursuant to Rule 424(b) under the Act one or more supplements to the form of prospectus included in such registration statement relating to a Placement of the Securities and the plan of distribution thereof and has previously advised you of all further information (financial and other) with respect to the Company to be set forth therein. Such registration statement, including the exhibits thereto, as amended at the date of this Agreement, is hereinafter called the "REGISTRATION STATEMENT"; such prospectus in the form in which it appears in the Registration Statement No. 333-46482 is hereinafter called the "BASIC PROSPECTUS"; and each such supplemented form of prospectus, in the form in which it shall be filed with the Commission pursuant to Rule 424(b) (including the Basic Prospectus as so supplemented) is hereinafter called a "FINAL PROSPECTUS". Any preliminary form of the Final Prospectus which has heretofore been filed pursuant to Rule 424(b) is hereinafter called the "PRELIMINARY FINAL PROSPECTUS". Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or any Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein (the "INCORPORATED DOCUMENTS") pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934 (the "EXCHANGE ACT") on or before the date of this Agreement, or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or any Final Prospectus, as the case may be; and any reference herein to the terms "AMEND", "AMENDMENT" or "SUPPLEMENT" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or any Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or any Final Prospectus, as the case may be, deemed to be incorporated therein by reference.

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                   (b) As of the date hereof, when a Final Prospectus is first filed pursuant to Rule 424(b) under the Act, when, prior to the Closing Date, any amendment to the Registration Statement becomes effective (including the filing of any document incorporated by reference in the Registration Statement), when any supplement to a Final Prospectus is filed with the Commission and at the Closing Date, (i) the Registration Statement, as amended as of any such time, and a Final Prospectus, as amended or supplemented as of any such time, will comply in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder and (ii) neither the Registration Statement, as amended as of any such time, nor a Final Prospectus, as amended or supplemented as of any such time, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or a Final Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Placement Agent specifically for use in the Registration Statement or a Final Prospectus.

                   (c) The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Ohio with corporate power and authority to own and hold under lease its properties and conduct its business as described in a Final Prospectus and holds all material licenses and is duly qualified to conduct the business in which it is engaged in each jurisdiction or place where the conduct of its business requires such licenses or qualification and where the failure to be so licensed or qualified would not have a material adverse effect on the business or financial condition of the Company and its subsidiaries taken as a whole (a "MATERIAL ADVERSE EFFECT").

                   (d) Each of the Company's significant subsidiaries (as defined in Rule 405 under the Act) is duly organized and validly existing in good standing under the laws of the jurisdiction of its incorporation with corporate power and authority to own and hold under lease its properties and to conduct its business as described in a Final Prospectus.

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                   (e) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in a Final Prospectus.

                   (f) The Common Shares outstanding prior to the issuance of the Securities have been duly authorized and are validly issued, fully paid and non-assessable.

                   (g) The Securities have been duly authorized and, when issued and delivered to the Investors against payment therefor in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Securities will not be subject to any preemptive or similar rights.

                   (h) There are no legal or governmental proceedings pending, or to the knowledge of the Company threatened, which are required to be described in the Registration Statement or a Final Prospectus which are not described as required, and there is no contract or document of a character required to be described in the Registration Statement or a Final Prospectus or to be filed as an exhibit to the Registration Statement or any Incorporated Document which is not described or filed as required.

                   (i) The Company is not in violation of its charter or code of regulations or in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any indenture, material lease or loan agreement, except where any default would not have a Material Adverse Effect. The issue and sale of the Securities, the execution and delivery of this Agreement, the performance of the obligations of the Company set forth herein and the consummation of the transactions contemplated hereby will not conflict with or constitute a breach of, or default under, the charter or code of regulations of the Company or any of its subsidiaries, any agreement, indenture or other instrument to which the Company or any of its subsidiaries is a party or by which any of them or any of their property is bound, or any law, administrative regulation or court decree applicable to the Company or any of its subsidiaries, except where any breach or default would not have a Material Adverse Effect.

                  (j) Neither the execution and delivery of this Agreement, nor the fulfillment of the terms herein set forth and the

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         consummation of the transactions herein contemplated require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except such as have been obtained under the Act or such as may be required under state securities or Blue Sky laws in connection with the placement of the Securities).

                  (k) This Agreement has been duly authorized, executed and delivered by the Company.

                  (l) The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (m) Arthur Andersen LLP, PricewaterhouseCoopers LLP and Deloitte & Touche LLP, who have certified the financial statements and supporting schedules included in the Registration Statement as described under "Experts", are each independent public accountants with respect to the entities and for the periods they have audited as required by the Act.

         2. Sale, Delivery and Payment of Securities. (a) On the basis of the representations, warranties and covenants herein contained, but subject to the terms and conditions herein set forth, the Company hereby appoints you as its placement agent and grants you, as agent for the Company, the exclusive right to offer and arrange for the sale of the Securities as herein set forth. Subject to the performance by the Company of its obligations hereunder, and to the completeness and accuracy of all of the representations and warranties contained herein, the Placement Agent hereby accepts such appointment and agrees to use all reasonable efforts to find suitable Investors for the Securities.

         (b) On any Closing Date, Banc of America Securities LLC shall act as a broker-dealer in arranging for and facilitating the sale by the Company and the purchase by the Investors of the Securities set forth in the Addendum at the purchase price per Security set forth therein. Payment for the Securities will be made by certified or official bank check or checks drawn in federal funds or similar same day funds or by wire transfer in same day funds.

         The Company shall instruct the Company's transfer agent to register certificates for the Securities in such names and in such denominations as the Investors may request.

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         (c) The Company will pay to the Placement Agent, or its affiliates, on each Closing Date a commission equal to $0.06 per Common Share from the sale of the Securities set forth in the applicable Addendum to Investors on such Closing Date.

         3.       Agreements.  The Company agrees with the Placement Agent that:

                   (a) Prior to the later of (i) termination of the offering of the Securities as determined by the Placement Agent and as evidenced by written notice thereof to the Company from the Placement Agent or (ii) any Closing Date, the Company will not file any amendment of the Registration Statement or supplement (including any Final Prospectus but excluding any prospectus supplement relating to a subsequent issuance of securities) to the Basic Prospectus unless the Company has furnished the Placement Agent a copy for the Placement Agent's review a reasonable time prior to filing thereof. Subject to the foregoing sentence, the Company will cause each Final Prospectus to be filed with the Commission pursuant to Rule 424(b) under the Act. The Company will promptly advise the Placement Agent (i) when a Final Prospectus shall have been filed with the Commission pursuant to Rule 424(b), (ii) when any amendment to the Registration Statement relating to the Securities shall have become effective, (iii) of any request by the Commission for any amendment of the Registration Statement or amendment of or supplement to any Final Prospectus or for any additional information,
         (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use all reasonable efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                   (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus relating to any Placement as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it

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         shall be necessary to amend or supplement such Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will prepare and file with the Commission, subject to the first sentence of paragraph 3(a) of this
         Section 3, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance.

                   (c) The Company will make generally available within the meaning of Section 11(a) of the Act to its security holders an earning statement, which need not be audited, covering a twelve-month period commencing after the date of this Agreement and ending not later than 15 months thereafter as soon as practicable following the end of such period, which earning statement shall satisfy the provisions of Section 11(a) of the Act and may consist of earning statements covering successive fiscal quarters.

                   (d) The Company will furnish to the Placement Agent and counsel for the Placement Agent, without charge, copies of the Registration Statement (including exhibits thereto) and each amendment thereto which shall become effective on or prior to the Closing Date of the applicable Placement and, so long as delivery of a prospectus by an underwriter or dealer may be required by the Act, as many copies of any Preliminary Final Prospectus and Final Prospectus and any amendments thereof and supplements thereto as the Placement Agent may reasonably request. The Company will pay the expenses of printing all documents relating to the offering unless otherwise agreed with the Placement Agent.

                   (e) The Company will arrange for the qualification of the Securities for sale under the laws of such jurisdictions as the Placement Agent may reasonably designate and will maintain such qualifications in effect so long as required for the distribution of the Securities; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to the service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

         4. Conditions to the Obligations of the Placement Agent. The obligations of the Placement Agent hereunder shall be subject to the accuracy in all material respects of the representations and warranties on the part of the

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Company contained herein as of the date hereof, as of the date of the effectiveness of any amendment to the Registration Statement filed prior to the applicable Closing Date (including the filing of any document incorporated by reference therein) and as of the applicable Closing Date, to the accuracy of the statements of the Company made in any certificates delivered pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

                   (a) No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been instituted or threatened, and a Final Prospectus shall have been filed with the Commission not later than 5:00 P.M., New York City time, on the second Business Day following the date of the Addendum.

                   (b) The Company shall have furnished to the Placement Agent the opinion of Baker & Hostetler LLP, counsel to the Company, dated the applicable Closing Date, to the effect that:

                           (i) the Company is a corporation duly incorporated,
                  validly existing and in good standing under the laws of the State of Ohio;

                           (ii) each significant subsidiary of the Company is a
                  corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation;

                           (iii) except for permits and similar authorizations
                  required under the securities or Blue Sky laws of certain jurisdictions (as to which such counsel need not express an opinion), no consent, approval, authorization or other order of any regulatory body, administrative agency or other governmental body is legally required for the valid placement and sale of the Securities to the Investors in the manner contemplated by this Agreement;

                           (iv) this Agreement has been duly authorized,
                  executed and delivered by the Company;

                           (v) the authorized capital stock of the Company
                  conforms in all material respects as to legal matters to the

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                  description thereof contained in the Final Prospectus under the caption "Description of Common Shares" in the Basic Prospectus and "Supplemental Description of Common Shares" in the applicable Final Prospectus;

                            (vi) the Securities have been duly authorized and,
                  when issued and delivered to the Investors against payment therefor in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Securities will not be subject to any preemptive or similar rights;

                            (vii) the Registration Statement and all
                  post-effective amendments, if any, have become effective under the Act, and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for such purpose are pending before or contemplated by the Commission and the filing of the applicable Final Prospectus pursuant to Rule 424(b) has been made in accordance with Rule 424(b);

                            (viii)(1) each of the Incorporated Documents
                  complies as to form in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder and (2) the Registration Statement and the applicable Final Prospectus and any supplements or amendments thereto (including the Incorporated Documents) comply as to form in all material respects with the Act;

                            (ix) the statements in the applicable Final
                  Prospectus under the captions "Description of Common Shares" and "Supplemental Description of Common Shares," insofar as such statements constitute a summary of the documents and other legal matters referred to therein, fairly present the information called for by the Act with respect to such documents and other legal matters;

                            (x) there are no legal or governmental proceedings
                  known to such counsel pending or threatened required to be described in the Registration Statement or the applicable Final Prospectus which are not described as

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                  required, and there is no contract or document known to such counsel of a character required to be described in the Registration Statement or the applicable Final Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required; and

                            (xi) the execution, delivery and performance of this
                  Agreement, compliance by the Company with all provisions hereof and the consummation by the Company of the transactions contemplated hereby do not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the certificate or articles of incorporation or bylaws or code of regulations of the Company or any of its significant subsidiaries or any agreement, indenture or other instrument known to such counsel to which the Company or any of its significant subsidiaries is a party or by which any of them is bound which conflict or default would have a Material Adverse Effect, or (assuming compliance with all applicable state securities and Blue Sky laws and without opining as to the enforceability of rights of indemnity or contribution under applicable law) violate any law, administrative regulation or ruling or court decree known to such counsel applicable to the Company or any of its significant subsidiaries or any of their respective property which violation would have a Material Adverse Effect.

                  In rendering the opinion set forth above, Baker & Hostetler LLP may (A) assume the genuineness without independent investigation, of all signatures on all documents examined by such firm, the conformity to original documents of all documents submitted to such firm as certified or facsimile copies and the authenticity of all such documents; and (B) rely as to matters of law of any State other than Ohio upon the opinion of counsel licensed to practice in such state and satisfactory to the Placement Agent (provided that such opinion shall state that the Placement Agent and Baker & Hostetler LLP are entitled to so rely) and as to certain matters of fact, upon certificates and written statements of officers and employees of, and accountants for, the Company.

                  Such counsel shall have also furnished to the Placement Agent a written statement dated the applicable Closing Date to the effect that, based upon their participation in the preparation of the

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         Registration Statement and the applicable Final Prospectus and any amendments and supplements thereto and upon their review and discussion of the contents thereof, but without independent check or verification except as specified, nothing has come to such counsel's attention which would lead them to believe that the Registration Statement at the time it became effective and at the date of the applicable Addendum contained any untrue statement of any material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus (as amended or supplemented, if applicable) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Such counsel may state that, in rendering the opinion in (viii) above and the written statement referred to in the preceding sentence, they are not expressing any opinion on the financial statements and financial exhibits and other financial data included therein or omitted therefrom and that they are not responsible for the adequacy or accuracy of the derivation or compilation from the Company's accounting records of the financial data included in the Registration Statement or the applicable Final Prospectus and any amendments and supplements thereto.

                   (c) The Placement Agent shall have received from Davis Polk & Wardwell, counsel for the Placement Agent, such opinion or opinions, dated the applicable Closing Date, with respect to the placement of the Securities, the Registration Statement, the applicable Final Prospectus and other related matters as the Placement Agent may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters. In rendering their opinion, Davis Polk & Wardwell may rely on the opinion of Baker & Hostetler referred to in paragraph (b) above as to all matters of Ohio law.

                   (d) The Company shall have furnished to the Placement Agent a certificate of the Company signed by the Chairman of the Board, the President or any Vice President of the Company dated the applicable Closing Date, to the effect that:

                           (i) the representations and warranties of the Company
                  in this Agreement are true and correct in all

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                  material respects on and as of the applicable Closing Date with the same effect as if made on such Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date;

                            (ii) no stop order suspending the effectiveness of
                  the Registration Statement, as amended, has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                            (iii) since the date of the most recent financial
                  statements included in the applicable Final Prospectus, there has been no material adverse change in the financial condition, earnings, business, properties or results of operations of the Company and its subsidiaries on a consolidated basis, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in such Final Prospectus.

                   (e) At the applicable Closing Date, Arthur Andersen LLP and Deloitte & Touche LLP shall have furnished to the Placement Agent a letter or letters (which may refer to letters previously delivered to the Placement Agent, a copy of which shall be attached, in which case the letter provided at the applicable Closing Date shall state that the previous letter can be relied on), dated such Closing Date, in form and substance satisfactory to the Placement Agent, containing statements and information of the type ordinarily included in accountants' "comfort letters" with respect to the financial statements and certain financial information contained in or incorporated by reference in the applicable Final Prospectus.

                   (f) Subsequent to the respective dates as of which information is given in the Registration Statement and the applicable Final Prospectus and prior to the applicable Closing Date, there shall not have been any change, or any development involving a prospective change, in or affecting the business, properties or results of operations of the Company and its subsidiaries on a consolidated basis, the effect of which is, in the reasonable judgment of the Placement Agent, so material and adverse as to make it impractical to proceed with the Placement.

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                   (g) Prior to the applicable Closing Date, the Company shall have furnished to the Placement Agent such further information, certificates and documents as the Placement Agent may reasonably request.

                   (h) For the convenience of the parties, after the first Closing Date, any certificate, letter or opinion to be delivered pursuant to this Section 4 on any subsequent Closing Date, may be in the form of a "bring-down" certificate, letter or opinion in a form reasonably satisfactory to Davis Polk & Wardwell.

         If any of the conditions specified in this Section 4 shall not have been fulfilled to the reasonable satisfaction of the Placement Agent when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be to the reasonable satisfaction of the Placement Agent and its counsel, this Agreement and all obligations of the Placement Agent hereunder may be canceled at, or at any time prior to, the applicable Closing Date by the Placement Agent. Notice of such cancellation shall be given to the Company by telephone or in the manner described in Section 10 hereof.

         5. Expenses. (a) The Company covenants and agrees with the Placement Agent that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Final Prospectus and any Final Prospectus and amendments and supplements thereto and the mailing and delivery of copies thereof to brokers, dealers and Investors; (ii) the cost of printing this Agreement, any blue sky and legal investment memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws, including the reasonable fees and disbursements of counsel for the Placement Agent in connection with such qualification and in connection with any blue sky and legal investment surveys; (iv)the cost of preparing the Securities; (v) the reasonable fees and expenses incurred in connection with legal services rendered to the Placement Agent by Davis Polk & Wardwell in connection with the offering of the Securities; (vi) fees and expenses of the registrar for the Common Shares; and
(vii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. In addition, the Company shall reimburse the Placement Agent for all reasonable out-of-pocket costs and expenses incurred by it or its affiliates in connection with the transactions contemplated by this Agreement

         6. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless the Placement Agent and each person who controls the Placement Agent within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or any Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them as such expenses are incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Placement Agent specifically for use therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

         (b) The Placement Agent agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either
Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Placement Agent, but only with reference to written information relating to the Placement Agent furnished to the Company by or on behalf of the Placement Agent specifically for use in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which the Placement Agent may otherwise have. The Company acknowledges that the statements set forth in the second to last paragraph under the heading "Plan of Distribution" concerning stabilization in any Preliminary Final Prospectus or Final Prospectus constitute the only information furnished in writing by or on behalf of the Placement Agent for inclusion in the documents referred to in the foregoing indemnity and the Placement Agent hereby confirms that such statements are correct.

          (c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 6, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 6 to the extent it is not prejudiced as a proximate result of such omission. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel (which shall not be unreasonably withheld or delayed), the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate counsel (in addition to any local counsel), approved by the Placement Agent in the case of paragraph (a) of this Section 6, representing the indemnified parties under such paragraph (a) who are parties to such action),
(ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii). The indemnifying party shall not be liable for any settlement of any such action effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify the indemnified parties against any loss or liability by reason of such settlement or judgment.

          (d) If the indemnification provided for in this Section 6 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Placement Agent on the other from the placement of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Placement Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total commissions received by the Placement Agent in aggregate from the Closings. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Placement Agent on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Placement Agent agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection
(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Placement Agent shall not be required to contribute any amount in excess of the amount of commissions actually received by it under this Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         7. Termination. The services of the Placement Agent hereunder may be terminated with or without cause by either the Company or the Placement Agent at any time and without liability or continuing obligation to the Placement Agent or the Company, except (a) for any compensation earned by such Placement Agent to the date of termination and (b) as set forth in the last sentence under
Section 8. The obligations of the Placement Agent as set forth herein shall continue with respect to arranging the purchase and sale of any shares for which an Addendum was executed prior to such termination; provided, however, that any such obligations shall be subject to termination in the absolute discretion of the Placement Agent, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (i) trading in securities generally on the New York Stock Exchange, American Stock Exchange or The Nasdaq National Market shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York shall have been declared either by Federal or state authorities or (iii) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Placement Agent, impracticable or inadvisable to arrange for the sale of the Securities or to enforce contracts for the sale of the Securities.

         8. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Placement Agent set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Placement Agent or the Company or any of the officers, directors or controlling persons referred to in Section 6 hereof, and will survive the placement of the Securities. The provisions of Sections 5 and 6 hereof shall survive the termination or cancellation of this Agreement.

         9. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Placement Agent, will be mailed, delivered or telexed and confirmed to it, at Banc of America Securities LLC, 600 Montgomery Street, San Francisco, California 94111, Attention: Legal Department; or, if sent to the Company, will be mailed, delivered or telexed and confirmed to it at 7000 Cardinal Place, Dublin, Ohio 43017, Attention: Chief Legal Officer.

         10. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 6 hereof, and no other person will have any right or obligation hereunder. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Securities from the Investors.

         11. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company and the Placement Agent.

                                             Very truly yours,

                                             CARDINAL HEALTH, INC.



                                             By: /s/ R.J. Miller
                                                 ---------------

                                             Title: Executive Vice President



The foregoing Agreement is
hereby confirmed and accepted
as of the date first specified above.

BANC OF AMERICA SECURITIES LLC



By: /s/ Steve Ortiz
    ----------------
Title: Managing Director

                                                                       EXHIBIT 1

                               ADDENDUM NO. ___ TO
                           PLACEMENT AGENCY AGREEMENT
                     DATED AS OF FEBRUARY ___, 2001 BETWEEN
                            CARDINAL HEALTH, INC. AND
                         BANC OF AMERICA SECURITIES LLC

                                                              February ___, 2001

         Reference is hereby made to the Placement Agency Agreement dated as of February ___, 2001 between Cardinal Health, Inc. and Banc of America Securities LLC (the "PLACEMENT AGENCY AGREEMENT") which shall be deemed incorporated into this Addendum. Pursuant to the second paragraph of the Placement Agency Agreement, the terms of this Placement shall be as follows:

Name of Investor    Number of Shares    Subscription Price Per Share    Closing Date
----------------    ----------------    ----------------------------    ------------


[INSERT OTHER TERMS, IF ANY]

         Terms defined in the Placement Agency Agreement and not otherwise defined herein are used herein as therein defined.

         This Addendum shall be governed by and construed in accordance with the laws of the State of New York.

                              Accepted and agreed:

                              CARDINAL HEALTH, INC.


                              By:
                                 ----------------------------
                              Title:

                              BANC OF AMERICA SECURITIES LLC,
                                as Placement Agent


                              By:
                                 ----------------------------
                              Title: